UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 29, 2009

(Date of Earliest Event Reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA	99201
(Address of principal executive offices)	(Zip Code)

(509) 835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 29, 2009, the Company issued a press release announcing the pricing of its previously announced offering of $150 million aggregate principal amount of notes due 2019. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Potlatch Corporation, dated October 29, 2009: Potlatch Corporation Announces Pricing of $150 Million of Senior Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2009	POTLATCH CORPORATION

	By:	/s/ Pamela A. Mull
	Name:	Pamela A. Mull
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release issued by Potlatch Corporation, dated October 29, 2009: Potlatch Corporation Announces Pricing of $150 Million of Senior Notes